                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 12, 2003
                                                 -----------------



                       Piedmont Natural Gas Company, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



North Carolina                       1-6196                 56-0556998
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)


1915 Rexford Road, Charlotte, North Carolina                    28211
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code     (704) 364-3120
                                                  ------------------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)




                                Page 1 of 3 pages

Item 5.     Other Events and Regulation FD Disclosure

On December 12, 2003, Piedmont Natural Gas Company issued a Press Release to report that Donald S. Russell has retired from the Board of Directors after 37 years of service. There are no disagreements with Piedmont on any matter relating to our operations, policies or practices. A copy of the Press Release is attached as an exhibit to this Form 8-K.

On December 12, 2003, Piedmont issued a Press Release to report that Frank B. Holding, Jr., has been elected to the Board of Directors. Mr. Holding is President of First Citizens Bank of Raleigh, North Carolina. A copy of the Press Release is attached as an exhibit to this Form 8-K.

On December 12, 2003, Piedmont issued a Press Release to report that Thomas E. Skains has been elected to the additional position of Chairman of the Board of Directors. Mr. Skains was named President and Chief Executive Officer in February 2003. The Press Release also reported that Malcolm E. Everett III has been elected to serve as Independent Lead Director of the Board of Directors. Mr. Everett joined the Board of Directors in February 2002. A copy of the Press Release is attached as an exhibit to this Form 8-K.

On December 12, 2003, Piedmont issued a Press Release to report that P. M.
(Mike) Forrester has been elected to the position of Vice President - South Carolina Operations. Mr. Forrester replaces W. D. (Bill) Workman who is retiring February 1, 2004, after ten years of service. A copy of the Press Release is attached as an exhibit to this Form 8-K.


Item 7.     Financial Statements and Exhibits


 (c)        Exhibits.

  99.1 Press Release dated December 12, 2003, re retirement of Donald S. Russell from the Board of Directors.
  99.2 Press Release dated December 12, 2003, re election of Frank B. Holding, Jr., to the Board of Directors.
  99.3 Press Release dated December 12, 2003, re election of Thomas E. Skains to Chairman of the Board of Directors and election of Malcolm E. Everett III to Independent Lead Director of the Board of Directors.
  99.4 Press Release dated December 12, 2003, re election of P. M. (Mike) Forrester to Vice President - South Carolina Operations and retirement of W. D. (Bill) Workman.
  99.5      Press Release dated December 12, 2003, re 2003 Year-End Operating
            Results.

                                Page 2 of 3 pages

Item 12.    Results of Operations and Financial Condition

On December 12, 2003, Piedmont issued a Press Release to report financial results for the fiscal year and for the fourth quarter ended October 31, 2003, subject to completion of the annual audit. A copy of the Press Release is attached as an exhibit to this Form 8-K.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Piedmont Natural Gas Company, Inc.
                                     ----------------------------------
                                               (Registrant)



                                     By   /s/  Barry L. Guy
                                          Barry L. Guy
                                          Vice President and Controller
                                          (Principal Accounting Officer)

Date  December 15, 2003



                                Page 3 of 3 pages